UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2024

OneStream, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42187	87-3199478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

191 N. Chester Street

Birmingham, Michigan 48009

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (248) 650-1490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common Stock, par value $0.0001 per share	OS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) by OneStream, Inc. (the “Company”) of its Class A common stock, par value $0.0001, described in the prospectus dated July 23, 2024 (the “Prospectus”), as filed with the Securities and Exchange Commission on July 24, 2024 pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-280573) (as amended, the “Registration Statement”), the Company entered into the following agreements:

•

Sixth Amended and Restated Operating Agreement of OneStream Software LLC, a Delaware limited liability company (“OneStream LLC”), dated as of July 23, 2024, by and among OneStream LLC, the Company and each of the other Members (as defined therein) (the “Amended LLC Agreement”);

•	Tax Receivable Agreement, dated as of July 23, 2024, by and among the Company, OneStream LLC and each of the Members (as defined therein);

•	Registration Rights Agreement, dated as of July 23, 2024, by and among the Company and each of the Holders (as defined therein); and

•	Stockholders’ Agreement, dated as of July 23, 2024, by and among the Company and KKR Dream Holdings LLC.

The Company also entered into indemnification agreements with each of its directors and executive officers.

The terms of the fore going agreements are substantially identical to the forms of such agreements filed as exhibits to the Registration Statement and as described therein. Certain parties to certain of these agreements have various relationships with the Company. For further information, see “Certain Relationships and Related Party Transactions” in the Prospectus.

The Amended LLC Agreement, Tax Receivable Agreement, Registration Rights Agreement, Stockholders’ Agreement and form of indemnification agreement are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2024, the Company filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the “Reorganization Transactions” described in the Prospectus, in the form previously filed as Exhibit 3.1 to the Registration Statement. A description of the Restated Certificate is set forth in the section titled “Description of Capital Stock” in the Prospectus and is qualified in its entirety by reference to the full text of the Restated Certificate filed herewith as Exhibit 3.1, which is incorporated herein by reference.

Effective as of July 23, 2024, the Company’s bylaws were amended and restated (the “Restated Bylaws”) in connection with the “Reorganization Transactions” described in the Prospectus, in the form previously filed as Exhibit 3.2 to the Registration Statement. A description of the Restated Bylaws is set forth in the section of the Prospectus titled “Description of Capital Stock” and is qualified in its entirety by reference to the full text of the Restated Bylaws filed herewith as Exhibit 3.2, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Channels for Disclosure of Information

Investors and others should note that the Company may announce material information to the public through filings with the Securities and Exchange Commission, its website (www.onestream.com), press releases, public conference calls and public webcasts. The Company uses these channels, as well as social media, to communicate with the public about the Company and other matters. As such, investors, the media and others are encouraged to review the information disclosed through the Company’s social media and other channels listed above as such information could be deemed to be material information. Please note that this list may be updated from time to time.

The information furnished pursuant to Item 7.01 on this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On July 25, 2024, the Company closed the Offering of 28,175,000 shares of its Class A common stock, including the full exercise of the underwriters’ option to purchase 3,675,000 additional shares, at a price to the public of $20.00 per share. The net proceeds to the Company from the Offering of the 21,729,333 shares sold by the Company, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, was $402.6 million. Immediately following the closing, the Company used $56.7 million of the net proceeds to purchase 3,006,037 common units of OneStream LLC from KKR Dream Holdings LLC and certain other members of OneStream LLC, together with an equal number of shares of Class C common stock, par value $0.0001 per share, of OneStream, Inc., held by the same sellers that were canceled for no consideration.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of OneStream, Inc.

3.2	Amended and Restated Bylaws of OneStream, Inc.

10.1

Sixth Amended and Restated Operating Agreement of OneStream Software LLC, dated as of July 23, 2024, by and among OneStream Software LLC, OneStream, Inc. and each of the other Members (as defined therein).

10.2	Tax Receivable Agreement, dated as of July 23, 2024, by and among OneStream, Inc., OneStream Software LLC and each of the Members (as defined therein).

10.3	Registration Rights Agreement, dated as of July 23, 2024, by and among OneStream, Inc. and each of the Holders (as defined therein).

10.4	Stockholders’ Agreement, dated as of July 23, 2024, by and among OneStream, Inc. and KKR Dream Holdings LLC.

10.5	Form of Director and Executive Officer Indemnification Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONESTREAM, INC.

Date: July 26, 2024	By:	/s/ Holly Koczot
Holly Koczot
General Counsel and Secretary